UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8‑K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 14, 2014 (October 8, 2014)

Education Realty Trust, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-32417	20-1352180
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

999 South Shady Grove Road, Suite 600 Memphis, Tennessee	38120
(Address of Principal Executive Offices)	(Zip Code)

901-259-2500

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

On October 8, 2014, Education Realty Operating Partnership, LP, a subsidiary of Education Realty Trust, Inc. (the "Company") and one of its subsidiaries, completed the sale of the collegiate housing community known as The Pointe at South Florida, located in Tampa, Florida to Vesper USF LLC (an affiliate of Vesper Acquisition LLC, and collectively “Vesper”) for $31 million in cash (the "Disposition"). The Company expects to use the net proceeds from the sale of $29.7 million after closing costs and prorations to reduce outstanding debt, fund additional development and acquisition opportunities and for general corporate purposes. The Company has included certain unaudited pro forma financial information giving effect to the Disposition in Exhibit 99.1 hereto.

Vesper is not affiliated with the Company or its affiliates, and the Disposition resulted from arm's-length negotiations between the Company and Vesper.

Safe Harbor Statement

The Company believes that certain statements in this Current Report on Form 8-K may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward- looking statements contained herein include, but are not limited to, statements regarding the Company’s expected use of the net proceeds from the sale of The Pointe at South Florida. These statements are made on the basis of management’s views and assumptions regarding future events and business performance as of the time the statements are made. Forward-looking statements are subject to a number of known and unknown risks, uncertainties and other factors and are not guarantees of future performance. Actual results may differ materially from those expressed or implied. Information concerning factors that could cause actual results to differ materially from those in forward-looking statements is contained in the Company’s filings with the SEC. The Company disclaims any intention or obligation to update publicly any forward-looking statements, whether in response to new information, future events or otherwise, except as required by applicable law.

Item 9.01. Financial Statements and Exhibits.

(b)    Pro Forma Financial Information
Certain unaudited pro forma condensed consolidated financial information of the Company giving effect to the Disposition is filed as Exhibit 99.1 hereto and incorporated herein by reference.

(d)    Exhibits
99.1 Unaudited Pro Forma Condensed Consolidated Financial Information.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDUCATION REALTY TRUST, INC.

Date: October 14, 2014	By:	/s/ Edwin B. Brewer, Jr.
Edwin B. Brewer, Jr.
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBIT

Exhibit No.	Description
99.1	Unaudited Pro Forma Condensed Consolidated Financial Information